Exhibit 10.19

CONFIDENTIAL TREATMENT REQUEST

[*] INDICATES INFORMATION THAT HAS BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST AND THIS INFORMATION HAS BEEN FILED UNDER SEPARATE COVER WITH THE COMMISSION.

                               [SHEERVISION LOGO]

Dear [*]:

      If you agree with the following, please sign this letter and, with both our signatures, our agreement will be:

      1. SheerVision, Inc. has the exclusive right to distribute and market all optical products produced by [*]([*]) and [*] within the USA and Canada. This includes (but is not limited to) 250 Series Surgical Loupes, 300 Series Surgical Loupes, and 350 Series Surgical Loupes.

      2. SheerVision will purchase at least [*] units each year, a year consisting of the period January 1 - December 31. In the event, for some unforeseen reason, the total units ordered from [*] for the "one-year" period are less than [*] units, SheerVision will order the difference between [*] and the units actually ordered which will count against the previous years totals. Those units will be purchased in accordance with the other terms of this agreement.

      3. SheerVision will pay [*] of the invoice total at the time the order is placed and the [*] balance when the good are shipped.

      4. We both expect that [*] and SheerVision will work together to develop new optical products. Such products will be distributed and marketed exclusively by SheerVision.

      5. The [*] shall be the exclusive manufacturer and provider of all optical products required by SheerVision. If the required products are not part of [*]'s line, [*] shall be given the first right of refusal.

      6. The price SheerVision pays for the various products produced by [*] will be reviewed periodically and reasonably adjusted as necessary. Sufficient notice of any price increase will be given to SheerVision.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1939, as amended.

--------------------------------------------------------------------------------
             4276 ADMIRABLE DRIVE o RANCHO PALOS VERDES, CA o 90275
          Toll Free: 877-OPTICS-4-U (877-678-4274) o Fax: 310-265-8919
          www.sheervision.com o Email: customerservice@sheervision.com

      7. This agreement shall remain in force for two years from the date of this letter.

      /s/ Suzanne Lewsadder  4/6/03
      ------------------------------------
      SUZANNE LEWSADDER, Individually and
      on behalf of SheerVision, Inc.

      AGREED:

      /s/   [*]
      ----------------------
      [*], Individually on
      behalf of [*]

                               [SHEERVISION LOGO]

      April 5, 2003

      [*]

      [*]

      [*]

      [*]

      Dear [*]

      Per our earlier discussion, please find below the Addendum to our original agreement extending the period the agreement will be in force for an additional three years.

      Addendum to Original Agreement, signed April 6, 2003.

      7. The Original Agreement, signed April 6, 2003 shall be extended and remain in force for three years from the date of this letter, terminating April 5, 2008.

            This agreement will automatically renew for three year periods if all terms of the Original Agreement are met as stipulated in the Original Agreement.

      /s/ Suzanne Lewsadder                                               4/6/05
      ------------------------------------
      SUZANNE LEWSADDER, Individually and
      On behalf of SheerVision, Inc.

      /s/  [*]
      ------------------------------------
      [*], Individually and
      on behalf of [*]

--------------------------------------------------------------------------------
  4040 PALOS VERDES DRIVE NORTH, SUITE 105 o ROLLING HILLS ESTATES, CA - 90274
          Toll Free: 877-OPTICS 4-U (877-670-4274) o Fax: 310-265-8919
           www.sheervision.com o Email: customerservice@sheervision.com